Trade and other payables and accrued expenses	12 Months Ended
Dec. 31, 2022
Accrued expenses
Trade and other payables and accrued expenses

12.Trade and other payables and accrued expenses

	As of
	December 31,
In CHF thousands	2022	2021
Trade and other payables	929	2,003
Total trade and other payables	929	2,003

Accrued research and development costs	5,360	10,361
Accrued payroll expenses	2,898	3,562
Other accrued expenses	1,159	2,813
Total accrued expenses	9,417	16,736

An accrual of CHF 2.1 million and CHF 2.3 million was recognized for performance-related remuneration within accrued payroll expenses for 2022 and 2021, respectively. In 2021, an accrual of CHF 3.7 million was recorded as part of our cost sharing arrangement with Janssen within accrued research and development costs and CHF 0.8 million was recorded as accrued stamp duty for the issuance of shares as part of the Company’s asset acquisition within other accrued expenses.